                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                                 GREEN TREE FINANCIAL CORP.



                                                 BY: /s/Phyllis A. Knight
                                                 --------------------------
                                                 Phyllis A. Knight
                                                 Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                                 GREEN TREE FINANCIAL CORP.



                                                 BY: /s/Phyllis A. Knight
                                                 -----------------------------
                                                 Phyllis A. Knight
                                                 Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0

        CLASS HI: A CERTIFICATES
        -------------------------
1.      (a) Sub-Pool HI Amount Available
            (including Monthly Servicing Fee)                                                $3,162,679.35

        (b) Class HI: M-1 Interest Deficiency Amount
            (if any), Class HI: M-2 Interest Deficiency
            Amount (if any) and Class HI: B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Payment Date                                .00

        (c) Sub-Pool HI Amount Available after giving effect to
            withdrawal of any Class HI: M-1 Interest Deficiency
            Amount, Class HI: M-2 Interest Deficiency Amount and
            Class HI: B-1 Interest Deficiency Amount for prior
            Payment Date                                                                      3,162,679.35

2.  Aggregate Interest

        (a) Class HI: A-1 Pass-through Rate                                     6.10%

        (b) Class HI: A-1 Interest                                                              222,273.87

        (c) Class HI: A-2 Pass-through Rate                                     6.40%

        (d) Class HI: A-2 Interest                                                               98,992.00

        (e) Class HI: A-3 Pass-through Rate                                     6.75%

        (f) Class HI: A-3 Interest                                                              191,767.50

3.  Amount applied to Unpaid Class HI: A Interest Shortfall                                            .00

4.  Remaining Unpaid Class HI: A Interest Shortfall                                                    .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 2


                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0

        PRINCIPAL

5.  Sub-Pool HI: Class A Formula Principal Distribution Amount:
        (a) Scheduled Principal                                  341,408.23
        (b) Principal Prepayments                              1,666,279.39
        (c) Liquidated Contracts                                  18,952.81
        (d) Repurchases                                                 .00
        (e) Previously undistributed
        (f) Principal Amounts                                           .00

                Total Principal                                                     2,026,640.43

6.  Pool Scheduled Principal Balance of Sub-Pool HI                               119,353,366.92

7.  Sub-Pool HI Senior Percentage for such Payment Date                                      100%

8.  Class HI: A Principal Distribution:

        (a) Class HI: A-1                                                           2,026,640.43
        (b) Class HI: A-2                                                                    .00
        (c) Class HI: A-3                                                                    .00

9.  Class HI: A Principal Balance:

        (a) Class HI: A-1 Principal Balance                                        41,699,366.92
        (b) Class HI: A-2 Principal Balance                                        18,561,000.00
        (c) Class HI: A-3 Principal Balance                                        34,092,000.00

    CLASS HI: M-1 CERTIFICATES
    --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                                    623,005.55


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0


    INTEREST

11. Current Interest
        (a) Class HI: M-1 Pass-through Rate                          7.30
        (b) Class HI: M-1 Interest                                                 60,833.33

12. Amount applied to Unpaid Class HI: M-1 Interest Shortfall                            .00

13. Amount applied to Class HI: M-1 Interest Deficiency Amount                           .00

14. Remaining unpaid Class HI: M-1 Interest Deficiency Amount                            .00

15. Remaining Unpaid Class HI: M-1 Interest Shortfall                                    .00

    PRINCIPAL

16. Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

                (a) Scheduled Principal                               .00
                (b) Principal Repayments                              .00
                (c) Liquidated Contracts                              .00
                (d) Repurchases                                       .00
                (e) Previously undistributed
                    Principal Amounts                                 .00

                        Total Principal                                                  .00

17. Class HI: M-1 Principal Distribution                                                 .00

18. Class HI: M-1 Principal Balance                                            10,000,000.00

19. Pool Scheduled Principal Balance of Sub-Pool HI                           119,353,366.92

20. Sub-Pool HI Senior Percentage for such Payment Date                                  100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0


    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT
21. Sub-Pool HI Aggregate Liquidation Loss Principal Amount                              .00

22. Class HI: M-1 Liquidation Loss Principal Amount                                      .00

23. Interest at Class HI: M-1 Pass-Through Rate on:

        (a) Class HI: M-1 Liquidation Loss Principal Amount                              .00
        (b) Unpaid Class HI: M-1 Liquidation Loss Interest
            Shortfall                                                                    .00

24. Amount applied to such interest                                                      .00

25. Liquidation Loss interest remaining unpaid                                           .00

    CLASS HI: M-2 CERTIFICATES
    --------------------------

26. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount and Class HI: M-1 Distribution
    Amount (including Monthly Servicing Fee)                                      562,172.22

    INTEREST

27. Current Interest
        (a) Class HI: M-2 Pass-Through Rate                          7.60%
        (b) Class HI: M-2 Interest                                                 39,583.33

28. Amount applied to Unpaid Class HI: M-2 Interest Shortfall                            .00

29. Amount applied to Class HI: M-2 Interest Deficiency Amount                           .00

30. Remaining unpaid Class HI: M-2 Interest Deficiency Amount                            .00

31. Remaining unpaid Class HI: M-2 Interest Shortfall                                    .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5

                                  Distribution Date:3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0

    PRINCIPAL


32. Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
        (a) Scheduled Principal                                      .00
        (b) Principal Prepayments                                    .00
        (c) Liquidated Contracts                                     .00
        (d) Repurchases                                              .00
        (e) Previously undistributed
            Principal Amounts                                        .00

                              Total Principal                                            .00

33. Class HI: M-2 Principal Distribution                                                 .00

34. Class HI: M-2 Principal Balance                                             6,250,000.00

35. Pool Schedule Principal of Sub-Pool HI                                    119,353,366.92

36. Sub-Pool HI Senior Percentage for such Payment Date                                  100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HI Aggregate Liquidation Loss Principal Amount                              .00

38. Class HI: M-2 Liquidation Loss Principal Amount                                      .00

39. Interest at Class HI: M-2 Pass-Through Rate on:

        (a) Class HI: M-2 Liquidation Loss Principal Amount                              .00
        (b) Unpaid Class HI: M-2 Liquidation Loss
            Interest Shortfall                                                           .00

40. Amount applied to such interest                                                      .00

41. Liquidation Loss interest remaining unpaid                                           .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 6

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account: 3334953-0

    CLASS HI: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in October 1999)


42. Sub-Pool HI Average Sixty-Day Delinquency Ratio Test
        (a) Sixty-Day Delinquency Ratio for current
            Payment Date                                                                 .21%

        (b) Average Sixty-Day Delinquency Ratio Test
            (arithmetic average of ratios for this month
            and two preceding months; may not exceed 2.5%)                               .09%

43. Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Payment Date                                                                 .39%

        (b) Average Thirty-Day delinquency Ratio Test
            (arithmetic average of ratios for this month
            and two preceding months; may not exceed 5%)                                 .31%

44. Sub-Pool HI Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current
            Payment Date (as a percentage of Cut-off Date
            Pool Principal Balance: may not exceed 9%)                                   .02%


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 7

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account: 3335370-0


45. Sub-Pool HI Current Realized Losses Test
        (a) Current Realized Losses for current
            Payment Date                                                           19,862.02

        (b) Current Realized Loss Ratio (total Realized Losses
            for most recent three months, multiplied By 4, divided
            by arithmetic average of Pool Scheduled Principal
            Balances for third preceding Remittance and for current
            Remittance Date; may not exceed 2.5%)                                        .07%

46. Class HI: B Principal Balance Test

        (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
            Principal Balance for prior Payment Date (must equal or
            exceed 14.5%)                                                               7.21%

    CLASS HI: B-1 CERTIFICATES
    --------------------------

47. Sub-Pool HI Amount Available less the Class HI: A Distribution
    Amount and Class HI: M Distribution Amount (including Monthly
    Servicing Fee)                                                                522,588.89

    INTEREST

48. Class HI: B-1 Pass-Through Rate                                 7.25%

49. Current Interest                                                               35,875.42

50. Amount applied to Unpaid Class HI: B-1 Interest Shortfall                            .00

51. Amount applied to Class HI: B-1 Interest Deficiency Amount                           .00

52. Remaining unpaid Class HI: B-1 Interest Deficiency Amount                            .00

53. Remaining Unpaid Class HI: B-1 Interest Shortfall


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 8

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0

    PRINCIPAL


54. Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
        (a) Scheduled Principal                                                .00
        (b) Principal Prepayments                                              .00
        (c) Liquidated Contracts                                               .00
        (d) Repurchases                                                        .00
        (e) Previously undistributed
            Principal Amounts                                                  .00

                Total Principal                                                               .00

55. Class HI: B Percentage for such Payment Date                                                0%

56. Class HI: B Percentage of Formula Principal
    Distribution Amount                                                                       .00

57. Class HI: B Principal Balance                                                    8,751,000.00

58. Class HI: B-1 Principal Balance                                                  5,938,000.00

59. Pool Scheduled Principal of Sub-Pool HI                                        119,353,366.92

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60. Sub-Pool HI Aggregate Liquidation Loss Principal Amount                                   .00

61. Class HI: B-1 Liquidation Loss Principal Amount                                           .00

62. Interest at Class HI: B-1 Pass-Through Rate on:

        (a) Class HI: B-1 Liquidation Loss Principal Amount                                   .00
        (b) Unpaid Class HI: B-1 Liquidation Loss
            Interest Shortfall                                                                .00

63. Amount applied to such interest                                                           .00

64. Liquidation Loss interest remaining unpaid                                                .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 9

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0


    CLASS HI: B-2 CERTIFICATES
65. Remaining Sub-Pool HI Amount Available                                          486,713.47
    INTEREST

66. Class HI: B-2 Pass-Through Rate                                 7.70%

67. Current Interest                                                                 18,050.08

68. Amount applied to Unpaid Class HI: B-2 Interest Shortfall                              .00

69. Remaining Unpaid Class HI: B-2 Interest Shortfall                                      .00

    PRINCIPAL

70. Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

        (a) Scheduled Principal                                      .00
        (b) Principal Prepayments                                    .00
        (c) Liquidated Contracts                                     .00
        (d) Repurchases                                              .00
        (e) Previously undistributed
            Principal Amounts                                        .00

                 Total Principal                                     .00

71. Class HI: B Percentage for such Payment Date                                             0%

72. Class HI: B Percentage of Formula Principal Distribution
    Amount                                                                                 .00

73. Current Principal (Class HI: B Percentage of Formula
    Principal Distribution Amount less Class HI: B-1
    Principal Balance)                                                                     .00

74. Class HI: B-2 Liquidation Loss Principal Amount                                        .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 10

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0


75. Class HI: B-2 Guaranty Payment                                                       .00

76. Class HI: B-2 Principal Balance                                             2,813,000.00

77. Pool Scheduled Principal Balance of Sub-Pool HI                           119,353,366.92

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78. Sub-Pool HI Aggregate Liquidation Loss Principal Amount                              .00

79. Class HI: B-2 Liquidation Loss Principal Amount                                      .00

80. Interest at Class HI: B-2 Pass-Through Rate on:

        (a) Class HI: B-2 Liquidation Loss Principal Amount                              .00
        (b) Unpaid Class HI: B-2 Liquidation Loss Interest
            Shortfall                                                                    .00

81. Amount applied to such interest                                                      .00

82. Liquidation Loss interest remaining unpaid                                           .00

    CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
    ------------------------------------------------------

83. Sub-Pool HI Pool Factors

        (a) Class HI: A-1 Pool Factor                                              .88073685
        (b) Class HI: A-2 Pool Factor                                             1.00000000
        (c) Class HI: A-3 Pool Factor                                             1.00000000
        (d) Class HI: M-1 Pool Factor                                             1.00000000
        (e) Class HI: M-2 Pool Factor                                             1.00000000
        (f) Class HI: B-1 Pool Factor                                             1.00000000
        (g) Class HI: B-2 Pool Factor                                             1.00000000


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 11

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5 RS3 RT1
                                  Trust Account:  3335370-0


84. Aggregate Scheduled Balances of Delinquent Contracts
    as of Determination Date
        (a) 31-59 days                    467,049.68                    31
        (b) 60-89 days                    230,126.76                    13
        (c) 90 or more days                23,498.47                     2

85. Principal Balance of Defaulted Contracts                                       18,952.81

86. Number of Liquidated Contracts and
    Net Liquidated Loss                                                  1         19,864.02

87. Number of Loans Remaining                                                       7,083

88. Number and Principal Balance of Contracts with FHA
    Claims finally rejected, or no FHA claim was submitted
    because FHA insurance was unavailable                                1         18,952.81

89. FHA Insurance reserve amount                                               93,163,709.32

90. Amount received from FHA Insurance                                                   .00

      COMPANY AND CLASS C CERTIFICATES
      --------------------------------

91. Monthly Servicing Fee                                                          75,862.50

92. Guarantee Fee                                                                 303,450.02

93. Class C Residual Payment                                                       89,350.87


Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 12

                                 Distribution Date: 3/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                          RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

        CLASS HE: A CERTIFICATES
        ------------------------


1.      (a) Sub-Pool HE Amount Available (including
            Monthly Servicing Fee)                                              7,212,804.07

        (b) Class HE: M-1 Interest Deficiency Amount
            (if any), Class HE: M-2 Interest Deficiency
            Amount (if any) and Class HE: B-1 Interest
            Deficiency Amount (if any) withdrawn for
            Payment Date                                                                 .00

        (c) Sub-Pool HE Amount Available after giving effect
            to withdrawal of any, Class HE: M-1 Interest
            Deficiency Amount, Class HE: M-2 Interest Deficiency
            Amount and Class HE: B-1 Interest Deficiency Amount
            for prior Payment Date                                              7,212,804.07

    INTEREST

2.  Aggregate Interest
        (a) Class HE: A-1 Pass-Through Rate                         6.10%
        (b) Class HE: A-1 Interest                                                591,585.05
        (c) Class HE: A-2 Pass-Through Rate                         6.50%
        (d) Class HE: A-2 Interest                                                457,708.33
        (e) Class HE: A-3 Pass-Through Rate                          6.90%
        (f) Class HE: A-3 Interest                                                192,636.50
        (g) Class HE: A-4 Pass-Through Rate                          7.30%
        (h) Class HE: A-4 Interest                                                149,838.58
        (i) Class HE: A-5 Pass-Through Rate                          6.85%
        (j) Class HE: A-5 Interest                                                219,982.04

3.  Amount applied to Unpaid Class HE: A Interest Shortfall                              .00

4.  Remaining Unpaid Class HE: A Interest Shortfall                                      .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 12

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                           RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0

    PRINCIPAL


5.  Sub-Pool HE: Class A Formula Principal Distribution Amount:
        (a) Scheduled Principal                                      297,855.42
        (b) Principal Prepayments                                  3,658,322.58
        (c) Liquidated Contracts                                            .00
        (d) Repurchases                                                     .00
        (e) Previously undistributed
            Principal Amounts                                               .00

                      Total Principal                                               3,956,178.00

6.  Pool Scheduled Principal Balance of Sub-Pool HE                               343,011,209.42

7.  Sub-Pool HE Senior Percentage of such Payment Date                                    100%

8.  Class HE: A-5 Lockout Percentage for such Payment Date                                100%

9.  Class HE: A Principal Distribution:

    (a)  Class HE: A-5 Lockout Remittance Amount

    (b)  Balance of Sub-Pool HE Senior Percentage of Sub-
         Pool HE Formula Principal Distribution Amount:

        (i)   Class HE: A-1                                                         3,956,178.00
        (ii)  Class HE: A-2                                                                  .00
        (iii) Class HE: A-3                                                                  .00
        (iv)  Class HE: A-4                                                                  .00
        (v)   Class HE: A-5                                                                  .00

10. Class HE: A Principal Balance:

        (a)     Class HE: A-1                                                     112,421,209.42
        (b)     Class HE: A-2                                                      84,500,000.00
        (c)     Class HE: A-3                                                      33,502,000.00
        (d)     Class HE: A-4                                                      24,631,000.00
        (e)     Class HE: A-5                                                      38,537,000.00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 13

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                           RZ7 SA1 SB9 SC7
                                  Trust Account: 3335370-0

   CLASS HE: M-1 CERTIFICATES
   --------------------------

11. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount (including Monthly Servicing Fee)                         1,644,875.57


    INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1
    Liquidation Loss Principal Amount

12. Current Interest
        (a) Class HE: M-1 Pass-Through Rate                          7.70%
        (b) Class HE: M-1 Interest                                                    124,579.58

13. Amount applied to Unpaid Class HE: M-1 Interest Shortfall                                .00

14. Amount applied to Class HE: M-1 Interest Deficiency Amount                               .00

15. Remaining unpaid Class HE: M-1 Interest Deficiency Amount                                .00

16. Remaining unpaid Class HE: M-1 Interest Shortfall                                        .00

    PRINCIPAL

17. Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

        (a) Scheduled Principal                                       .00
        (b) Principal Prepayments                                     .00
        (c) Liquidated Contracts                                      .00
        (d) Repurchases                                               .00
        (e) Previously undistributed
            Principal Amounts                                         .00

                      Total Principal                                                        .00

18. Class HE: M-1 Principal Distribution                                                     .00

19. Class HE: M-1 Principal Balance                                                19,415,000.00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 14

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0


20. Pool Scheduled Principal Balance of Sub-Pool HE                                 343,011,209.42

21. Sub-Pool HE Senior Percentage for such Payment Date                                        100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

22. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                                    .00

23. Class HE: M-1 Liquidation Loss Principal Amount                                            .00

24. Interest at Class HE: M-1 Pass-Through Rate on:

        (a) Class HE: M-1 Liquidation Loss
            Principal Amount                                                                   .00

        (b) Unpaid Class HE: M-1 Liquidation Loss
            Interest Shortfall                                                                 .00

25. Amount applied to such interest                                                            .00

26. Liquidation Loss interest remaining unpaid                                                 .00

    CLASS HE: M-2 CERTIFICATES
    --------------------------

27. Sub-Pool HE Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1 Distribution
    Amount (including Monthly Servicing Fee)                                          1,520,295.99

    INTEREST on Class HE: M-2 Principal Balance less Class HE:
    M-2 Liquidation Loss Principal Amount

28. Current Interest
        (a) Class HE: M-2 Pass-Through Rate                          7.95%
        (b) Class HE: M-2 Interest                                                       81,851.88

29. Amount applied to Unpaid Class HE: M-2 Interest Shortfall                                  .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 15

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0


30. Amount applied to Class HE: M-2 Interest Deficiency Amount                               .00

31. Remaining unpaid Class HE: M-2 Interest Deficiency Amount                                .00

32. Remaining unpaid Class HE: M-2 Interest Shortfall                                        .00

    PRINCIPAL

33. Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

        (a) Scheduled Principal                                      .00
        (b) Principal Prepayments                                    .00
        (c) Liquidated Contracts                                     .00
        (d) Repurchases                                              .00
        (e) Previously undistributed
            Principal Amounts                                        .00

                      Total Principal                                                        .00

34. Class HE: M-2 Principal Distribution                                                     .00

35. Class HE: M-2 Principal Balance                                                12,355,000.00

36. Pool Scheduled Principal of Sub-Pool HE                                       343,011,209.42

37. Sub-Pool HE Senior Percentage for such Payment Date                                      100%

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

38. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                                  .00

39. Class HE: M-2 Liquidation Loss Principal Amount                                          .00

40. Interest at Class HE: M-2 Pass-Through Rate on:

        (a) Class HE: M-2 Liquidation Loss Principal Amount                                  .00
        (b) Unpaid Class HE: M-2 Liquidation Loss Interest


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 16

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0


                Shortfall                                                                    .00

41. Amount applied to such interest                                                          .00

42. Liquidation Loss interest remaining unpaid                                               .00

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

43. Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current Payment Date                               1.44%

    (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 2.5%)                                                        .81%

44. Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current Payment Date                              2.09%

    (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 5%)                                                         2.62%

45. Sub-Pool HE Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for current Payment Date
        (as a percentage of Cut-Off Date Pool Principal
        Balance; may not exceed 9%)                                                         .00%

46. Sub-Pool HE Current Realized Losses Test

    (a) Current Realized Losses for current Payment Date                                    .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 17

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account: 3335370-0

    (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
        arithmetic average of Pool Scheduled Principal Balances
        for third preceding Remittance and for current Remittance
        Date; may not exceed 2%)                                                             .00%

47. Class HE: B Principal Test

    (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
        Balance for prior Payment Date (must equal or exceed 10%)                           5.09%

CLASS HE:B-1 CERTIFICATES
-------------------------

48. Sub-Pool HE Amount Available less the Class HE: A Distribution
    Amount and Class HE: M Distribution Amount (including Monthly
    Servicing Fee)                                                                  1,438,444.11

    INTEREST

49. Class HE: B-1 Pass-Through Rate                                  7.60%

50. Current Interest                                                                   78,248.33

51. Amount applied to Unpaid Class HE: B-1 Interest Shortfall                                .00

52. Amount applied to Class HE: B-1 Interest Deficiency Amount                               .00

53. Remaining unpaid Class HE: B-1 Interest Deficiency Amount                                .00

54. Remaining Unpaid Class HE: B-1 Interest Shortfall                                        .00


    PRINCIPAL

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 18

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account: 3335370-0


55.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:
        (a) Scheduled Principal                                      .00
        (b) Principal Prepayments                                    .00
        (c) Liquidated Contracts                                     .00
        (d) Repurchases                                              .00
        (e) Previously undistributed
            Principal Amounts                                        .00

                  Total Principal                                                            .00

56. Class HE: B Percentage for such Payment Date                                               0%

57. Class HE: B Percentage of Formula Principal Distribution Amount                          .00

58. Class HE: B Principal Balance                                                  17,650,000.00

59. Class HE: B-1 Principal Balance                                                12,355,000.00

60. Pool Scheduled Principal of Sub-Pool HE                                       343,011,209.42

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

61. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                                  .00

62. Class HE: B-1 Liquidation Loss Principal Amount                                          .00

63. Interest at Class HE: B-1 Pass-Through Rate on:

        (a) Class HE: B-1 Liquidation Loss Principal Amount                                  .00
        (b) Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall                         .00

64. Amount applied to such interest                                                          .00

65. Liquidation Loss interest remaining unpaid                                               .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 19

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0

    CLASS HE: B-1 CERTIFICATES


66. Remaining Sub-Pool HE Amount Available                                          1,360,195.78

    INTEREST

67. Class HE: B-2 Pass-Through Rate                                  8.00%

68. Current Interest                                                                   35,300.00

69. Amount applied to Unpaid Class HE: B-2 Interest Shortfall                                .00

70. Remaining Unpaid Class HE: B-2 Interest Shortfall                                        .00

    PRINCIPAL

71. Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

        (a) Scheduled Principal                                       .00
        (b) Principal Prepayments                                     .00
        (c) Liquidated Contracts                                      .00
        (d) Repurchases                                               .00
        (e) Previously undistributed
            Principal Amounts                                         .00

                                   Total Principal                                           .00

72. Class HE: B Percentage for such Payment Date                                               0%

73. Class HE: B Percentage of Formula Principal Distribution Amount                          .00

74. Current Principal (Class HE: B Percentage of Formula Principal
    Distribution Amount less Class HE: B-1 Principal Balance)                                .00

75. Class HE: B-2 Liquidation Loss Principal Amount                                          .00

76. Class HE: B-2 Guaranty Payment                                                           .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 20

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0



77. Class HE: B-2 Principal Balance                                                5,295,000.00

78. Pool Scheduled Principal Balance of Sub-Pool HE                              343,011,209.42

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

79. Sub-Pool HE Aggregate Liquidation Loss Principal Amount                                 .00

80. Class HE: B-2 Liquidation Loss Principal Amount                                         .00

81. Interest at Class HE: B-2 Pass-Through Rate on:

    (a) Class HE: B-2 Liquidation Loss Principal Amount                                     .00
    (b) Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall                            .00

82. Amount applied to such interest                                                         .00

83. Liquidation Loss interest remaining unpaid                                              .00

    CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
    ------------------------------------------------------

84. Sub-Pool HE Pool Factors

        (a) Class HE: A-1 Pool Factor                                              .91839890
        (b) Class HE: A-2 Pool Factor                                             1.00000000
        (c) Class HE: A-3 Pool Factor                                             1.00000000
        (d) Class HE: A-4 Pool Factor                                             1.00000000
        (e) Class HE: M-1 Pool Factor                                             1.00000000
        (f) Class HE: M-2 Pool Factor                                             1.00000000
        (g) Class HE: B-1 Pool Factor                                             1.00000000
        (h) Class HE: B-2 Pool Factor                                             1.00000000


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 21

                                  Distribution Date: 3/17/97
                                  CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                  RZ7 SA1 SB9 SC7
                                  Trust Account:  3335370-0


85. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

    (a) 31-59 days           7,179,945.12        150
    (b) 60-89 days           3,193,991.29         55
    (c) 90 or more days      1,729,883.95         26

86. Principal Balance of Defaulted Contracts                                                 .00

87. Number of Liquidated Contracts and
    Net Liquidated Loss                            0                                         .00

88. Number of Loans Remaining                                     7,802

89. Number of Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
    FHA Insurance was unavailable                  0                                         .00

90. FHA Insurance reserve amount                                                   93,162,709.32

91. Amount received from FHA Insurance                                                       .00

    CLASS HE: C CERTIFICATES
    ------------------------

92. Monthly Servicing Fee                                                             216,854.62

93. Class HE: C Residual Payment                                                      867,418.47

94. Class C Residual Payment                                                          240,622.69


Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.